Exhibit 10.1
Execution Version
THIRD AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 12, 2026 (this “Amendment”) is by and among (a) NOODLES & COMPANY (the “Borrower”), (b) each of the Guarantors (as defined in the Existing Credit Agreement referred to below) signatory hereto, (c) U.S. BANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender (each such term defined in the Existing Credit Agreement referred to below) and (d) the Lenders (as defined in the Existing Credit Agreement referred to below) signatory hereto (which constitute all Lenders under the Existing Credit Agreement) and amends, restates, extends, supplements and otherwise modifies that certain Amended and Restated Credit Agreement, dated as of July 27, 2022, by and among the Borrower, the other Loan Parties (as defined therein) party thereto, the Lenders (as defined therein) party thereto, the Administrative Agent, and U.S. Bank National Association, as L/C Issuer and Swing Line Lender (each as defined therein) (such Amended and Restated Credit Agreement as amended by (i) the First Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2023, and (ii) the Second Amendment to Amended and Restated Credit Agreement, dated as of October 29, 2024, the “Existing Credit Agreement”; the Existing Credit Agreement as amended, restated, extended, supplemented and otherwise modified by this Amendment, the “Amended Credit Agreement”; the Amended Credit Agreement as may be further amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower and the Guarantors desire to modify certain terms and conditions of the Existing Credit Agreement as set forth in this Amendment; and

WHEREAS, the Administrative Agent, the Lenders, L/C Issuer and Swing Line Lender have agreed to modify such terms and conditions of the Existing Credit Agreement as provided more fully herein below.

NOW THEREFORE, in consideration of the mutual agreements contained in the Existing Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Existing Credit Agreement.

§1.1 Amendment to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by restating the below definition in its entirety as follows:

“Maturity Date” means November 30, 2027.

§1.2 Amendment to Section 1.01. Section 1.01 of the Existing Credit Agreement is
hereby amended by adding the following at the end of the definition of “Applicable Rate”:

“Notwithstanding anything to the contrary in this definition or elsewhere in this Agreement, from and after the Third Amendment Effective Date through January 29, 2027, the Applicable Rate with respect to (a) Term SOFR Loans shall be 3.25% per annum and (b) Base Rate Loans shall be 2.25% per annum. If all Obligations (other than contingent obligations for which no claim has been asserted) have not been paid in full in cash on or before January 29, 2027, then, effective as of January 30, 2027, the interest rate with respect to all Loans shall automatically increase to the Term SOFR Rate plus 7.00% per annum, and the Default Rate shall be such rate plus 2.00% per annum. For purposes of calculating interest under this Agreement from and after the Third Amendment Effective Date, the Term SOFR Rate shall be deemed to be not less than 3.00%. From and after the Third Amendment Effective Date, (i) Letter of Credit Fees shall accrue at the same rate per annum applicable to Term SOFR Loans (including any increase in such rate effective as of January 30, 2027, as provided above) and (ii) the Commitment Fee shall accrue at a rate of 0.35% per annum.”

§1.3 Amendment to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“L/C Cash Collateral” has the meaning specified in Section 2.03(l).

“Permitted Letter of Credit Arrangements” has the meaning specified in Section
2.03(l).

“Third Amendment Effective Date” means November 12, 2026.

§1.4 Amendment to Section 2.03. Section 2.03 of the Existing Credit Agreement is hereby amended by adding the following new clause (l) at the end thereof:

“(1) Cash Collateralization; Replacement Letters of Credit. The Borrower acknowledges and agrees that all Letters of Credit issued under this Agreement and outstanding as of the Third Amendment Effective Date will not be renewed upon expiration, and the L/C Issuer shall provide notice of nonrenewal of each such Letter of Credit to the beneficiary thereof. Notwithstanding anything to the contrary contained in this Agreement, on the earlier of (i) payment in full in cash of all Revolving Credit Loans and (ii) January 29, 2027, the Borrower shall deliver to the L/C Issuer cash collateral in an amount equal to 105% of the stated amount of all outstanding Letters of Credit issued under this Agreement (the “L/C Cash Collateral”). The Borrower may obtain replacement letters of credit (or similar arrangements) from third-party providers in replacement of any Letters of Credit issued by the L/C Issuer and outstanding as of the Third Amendment Effective Date (the “Permitted Letter of Credit Arrangements”). Upon the expiration of any outstanding Letter of Credit, and the L/C Issuer’s receipt of the original Letter of Credit or such other documentation as the L/C Issuer may require to evidence the cancellation thereof, the L/C Issuer shall release to the Borrower the L/C Cash Collateral attributable to such Letter of Credit, subject to the application of such L/C Cash Collateral to any outstanding drawings, reimbursement obligations or other amounts then owing in respect of such Letter of Credit.”

§1.5 Amendment to Section 7.01. Section 7.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (r) thereof as follows:

“(r) Liens arising under (i) credit card processing agreements and (ii) the Permitted Letter of Credit Arrangements.”

§1.6 Amendment to Section 7.02. Section 7.02 of the Existing Credit Agreement is hereby amended by amending and restating clause (m) thereof as follows:

“(m) Indebtedness in respect of (i) credit card processing agreements and (ii) the Permitted
Letter of Credit Arrangements.”

§1.7 Schedule 2.01. Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex A attached hereto.

§2. Affirmation and Acknowledgment. Each Loan Party hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Amended Credit Agreement. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continues to be and remains collateral security for the Obligations. Each of the Guarantors party to the Guaranty hereby acknowledges and consents to this Amendment and agrees that the Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.

§3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of its obligations and agreements under this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation (other than the creation of Liens under the Loan Documents) to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law, except to the extent that any such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b)This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d)The representations and warranties of such Loan Party contained in Article V of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Existing Credit Agreement, respectively.

(e)As of the date hereof, after giving effect to this Amendment, there exists no Default or Event of Default.

§4. Conditions. This Amendment shall become effective on the date when each of the following conditions precedent have been satisfied (or waived) (the “Third Amendment Effective Date”), which date shall occur by no later than November 12, 2026:

(a)This Amendment shall have been duly executed and delivered by each Loan Party (with original wet-ink signatures to follow by no later than five (5) Business Days), the Administrative Agent, L/C Issuer, Swing Line Lender and the Lenders.

(b)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (i) that there has been no event or circumstance since October 29, 2024 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (ii) other than attached to such certificate, that there have been no changes to the Organizational Documents of the Loan Parties delivered to the Administrative Agent on the Closing Date.

(c)The representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects.

(d)The Administrative Agent shall have received (i) the Extension Fee (as defined below) payable pursuant to Section 5.2(a) hereof and (ii) all other fees and expenses due and owing to the Administrative Agent and required to be paid on or before the Third Amendment Effective Date pursuant to that certain Third Amendment to Amended and Restated Credit Agreement Fee Letter dated as of November 12, 2026, by and between the Administrative Agent and the Borrower, in each case to the extent payable on the Third Amendment Effective Date (or shall be paid concurrently with the closing of this Amendment).

(e)To the extent in accordance with Section 11.04(a) of the Existing Credit Agreement, the Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, to the extent documented and delivered to the Borrower prior to the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section

4(e); provided that supporting documentation for such summary statement is provided promptly thereafter).

§5. Miscellaneous Provisions.

§5.1 Each Loan Party hereby irrevocably and unconditionally releases, acquits and forever discharges the Administrative Agent, each Lender, the L/C Issuer and each of their respective affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders and their respective permitted successors and permitted assigns (collectively, the “Lender Party Releasees”), from any and all charges, complaints, obligations, duties, forms of damages, expenses, injunctive relief, equitable relief, actions, causes of action, contracts, agreements, promises, claims, demands, debts and sums of money, and liabilities of any kind or nature whatsoever, in both law and equity, past, present and future, known or unknown, suspected or unsuspected, anticipated and unanticipated, fixed and contingent, accrued and unaccrued, in each case (i) which such Loan Party has against any of the Lender Party Releasees, (ii) which has arisen by reason of any act, omission or thing whatsoever done or omitted to be done, in each case prior to the Third Amendment Effective Date and (iii) which has arisen out of the Existing Credit Agreement or the other Loan Documents (collectively, the “Lender Party Released Claims”) (but in each case excluding any charges, complaints, obligations, duties, forms of damages, expenses, injunctive relief, equitable relief, actions, causes of action, contracts, agreements, promises, claims, demands, debts and sums of money, and liabilities, in each case to the extent same occurred by reason of the gross negligence or willful misconduct of the Lender Party Releasee to be indemnified as determined by a court of competent jurisdiction in a final and non-appealable decision).

§5.2 Fees.

(a)Extension Fee. On the Third Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a non-refundable extension fee equal to $750,000, which extension fee shall be fully earned on the Third Amendment Effective Date (the “Extension Fee”). The Extension Fee is separate from, and in addition to, any administrative fees payable by the Borrower to the Administrative Agent pursuant to the Fee Letter.

(b)Milestone Fee. If all Obligations (other than contingent obligations for which no claim has been asserted) under the Credit Agreement and the other Loan Documents have not been paid in full in cash on or before January 29, 2027, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a non-refundable fee equal to $1,250,000, which fee shall be (i) fully earned upon the occurrence of such failure to pay and (ii) due and payable on the next Business Day following January 29, 2027.

§5.3     Except as expressly amended or otherwise modified by this Amendment, the Existing Credit Agreement and all other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Existing Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Existing Credit Agreement, or any related agreement or instrument, to the Credit Agreement shall hereafter refer to the Existing Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.

§5.4     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

§5.5     THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT, INCLUDING THE RELEASE SET FORTH IN SECTION 5.1 HEREOF, OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

§5.6     This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§5.7     The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).

§5.8     The provisions of this Amendment are solely for the benefit of the Loan Parties, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NOODLES & COMPANY,
a Delaware corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

TNSC, INC.,
a Colorado corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - COLORADO, INC.,
a Colorado corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - WISCONSIN, INC.,
a Wisconsin corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - ILLINOIS, INC.,
an Illinois corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - VIRGINIA, INC.,
a Virginia corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - KANSAS, LLC.,
a Kansas limited liability company

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

THE NOODLES SHOP, CO. - DELAWARE, INC.,
a Delaware corporation

By: /s/ MICHAEL HYNES
Name: Michael Hynes
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, Administrative Agent, L/C Issuer
and Swing Line Lender

By: /s/ ANDREW J. STREDDE
Name: Andrew J. Stredde
Title: Senior Vice President

FIRST HORIZON BANK,
as a Lender

By: /s/ DEMETRIO PAPATRIANTAFYLLOU
Name: Demetrio Papatriantafyllou
Title: V.P. Corporate Lending

THE HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ JOHN BRIAN
Name: John Brian
Title: Senior Vice President

ANNEX A

Schedule 2.01
Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	Applicable Percentage
U.S. Bank National Association	$52,800,000	44.0%
The Huntington National Bank	$46,560,000	38.8%
First Horizon Bank	$20,640,000	17.2%